Advances from Customers	12 Months Ended
Dec. 31, 2011
Customer Advances and Deposits, Current [Abstract]
ADVANCES FROM CUSTOMERS

12        ADVANCES FROM CUSTOMERS

Generally, the Group requires a prepayment of 100% of the sales contract price from its customers shortly before products are shipped. Such prepayment is recorded as “advances from customers” in the Group’s consolidated balance sheet, until the products are delivered and the customer takes ownership and assumes the risk of loss. With the approval of the Company’s general manager, the Company occasionally extends credit to its long-term customers with a good credit rating. As of December 31,2011,the balance of accounts receivable was  $2,226,288 which was received on January 6,2012.